UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 31, 2021

Hydrofarm Holdings Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39773	81-4895761
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Canal Road Fairless Hills, PA 19030
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (707) 765-9990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HYFM	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 31, 2021, Hydrofarm Holdings Group, Inc. (the “Company”) and certain of its subsidiaries entered into an amendment (the “Amendment”) to that certain Senior Secured Revolving Credit Facility (the “Senior Revolver”) with JPMorgan Chase Bank, N.A., as administrative agent, issuing bank and swingline lender, and the lenders from time to time party thereto. The three-year Senior Revolver originally had a borrowing limit of $50 million, which amount was increased by an additional $50 million for an aggregate borrowing limit of $100 million pursuant to the terms of the Amendment. In connection with the Amendment, the Company’s recently acquired subsidiaries became party to the Senior Revolver as either borrowers or as guarantors pursuant to the amendment and joinder agreements.

As of August 31, 2021, the Company had borrowings outstanding under the Senior Revolver of $20 million.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the provisions of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1#	First Amendment to Credit Agreement, dated as of August 31, 2021, by and among Hydrofarm Holdings Group, Inc., Hydrofarm, LLC, Hydrofarm Investment Corp., EHH Holdings LLC, Sunblaster LLC, Hydrofarm Canada, LLC, Sublaster Holdings ULC, Eddi’s Wholesale Garden Supplies Ltd, Field 16, LLC, House & Garden, Inc., Humboldt Wholesale, Inc, Aurora Innovations, LLC, House & Garden Holdings, LLC, Gotham Properties LLC, Aurora Internationsl, LLC, Allied Imports & Logistics, Inc. Aurora Peat Products ULC, Greenstar Plant Products Inc. and JPMorgan Chase Bank, N.A.

104	Cover Page Interactive Data (embedded within Inline XBRL document)

#	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hydrofarm Holdings Group, Inc.

Date: September 7, 2021	By:	/s/ William Toler
		Name:	William Toler
		Title:	Chief Executive Officer